Omega Capital Funding, LLC
Balance Sheet
For the Six Months Ended June 30, 2007 and 2006
		2007	2006
ASSETS
Current Assets
Cash in Bank		$149,409		$75,390
Accounts receivable-trade, net		-		-
Other receivables		-
Prepaid Expenses		-		-
	Total Current Assets	149,409		75,390
Fixed Assets
Furniture and Fixtures		72,952		54,308
Equipment		7,704		-
Computer Hardware		16,762		13,825
Computer Software		-		-
Other depreciable assets		2,648		2,648
	Total Fixed Assets	100,066		70,781
(Less) Accumulated Depreciation		(22,787)		(5,566)
	Total Fixed Assets	77,279		65,215
Other Assets
Deposits		19,086		19,086
Intangible Assets (Net of Amortization)		3,833		4,750
	Total Other Assets	22,920		23,836
	Total Assets	$249,608		$164,441

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Unearned Revenue - pending / litigation		$580,666	$
Other Accrued Expenses		819		-
	Total Current Liabilities	581,485		-
Long Term Liabilities
Loans Payable		12,500		30,000
	Total Long Term Liabilities	12,500		30,000
	Total Liabilities	593,985		30,000
Shareholders' Equity
Capital stock, 1,500 shares authorized
	1,500 shares outstanding	15		15
Retained Earnings		(344,392)		134,426
	Total Shareholder's equity	(344,377)		134,441
	Total Liabilities and Shareholders' Equity	$249,608		$164,441

Omega Capital Funding, LLC
Statement of Operations
For the Six Months Ended June 30, 2007 and 2006

	2007	2006

Net sales	$603,536	$415,500

Cost of goods sold	0	0

Gross Profit	603,536	415,500

General and Administrative Expenses	705,669	423,113

Net (loss)	$(102,133)	$(7,613)

Net loss per share	$(68.09)	$(5.08)

Weighted average of outstanding shares	1,500	1,500

Omega Capital Funding, LLC
Statement of Cash Flows
For the Six Months Ended June 30, 2007 and 2006

	2007	2006
Cash flows from operations
Net Income (Loss)	$(102,133)		$(7,613)
Adjustments to reconcile net income to
net operating activities
Depreciation	6,985		1,013
Amortization	500		250
Loss on abandonment of assets	0		0
Stock options for services	0		0
(Increase) Decrease in accounts receivable	0		0
(Increase) Decrease in other receivables	0		0
(Increase) Decrease in prepaid	0		9,880
Increase (Decrease) Unearned Revenue	278,666		0
Increase (Decrease) in other accrued expenses	(30,650)
Increase (Decrease) in payroll taxes	0		0
Increase (Decrease) in sales taxes	0		0
(Increase) Decrease in deposits	0		0
(Increase) Decrease in Rounding error	(1)		0
Net cash provided by operations	153,367		3,530
Investing Activities
Purchase of fixed assets	12,175		9,977
Purchase of other assets	0		5,000
Net cash used in investing activities	12,175		14,977
Financing Activities
Sale of Stock			0
Costs of PPM	0		0
Borrowings for purchase of assets	0		0
Payment on debt	0		0
Loans Payable	0		30,000
Net cash generated by financing activities	0		30,000
Increase (decrease) in cash and equivalents	141,192		18,553
Cash at the beginning of period	8,217		56,837
Cash at the end of period	$149,409		$75,390
Supplemental disclosures to the Statement of Cash Flows
State Franchise tax paid	$0		$0
Interest paid	$0	0	0

Omega Capital Funding, LLC
Statement of Shareholders’ Equity
For the Six Months Ended June 30, 2007 and 2006

			RETAINED
Date	SHARES	AMOUNT	DEFICIT	TOTAL

		Jun-06
December 31, 2005	1,500	15	142,039	142,054
Money Raising Costs		-		-
Net (Loss)			(7,613)	(7,613)
June 30,2006	1,500	15	134,426	134,441

		Jun-07
December 31, 2006	1,500	15	(242,259)	(242,244)
Money Raising Costs
Net (Loss)			(102,133)	(102,133)
June 30, 2007	1,500	15	(344,392)	(344,377)

OMEGA CAPITAL FUNDING, LLC

Notes to Financial Statements

Six Months Ended June 30, 2007 and 2006

NOTE 1: OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

Nature  of  business:

Omega Capital Funding, LLC is a Florida Limited Liability Company (LLC) organized in December of 2004 as a Florida Corporation and converted into an LLC on August 24, 2006. The company specializes in the placement of equity, debt and mezzanine financing from $1 million to $500 million dollars for commercial real estate deals in the United States and globally. The company provides financing programs directly with their proprietary capital; with its institutional resources through hedge funds, pension funds, private equity funds, and private investors; and or a combination of both.

Recognition of revenue:

Fee income is recognized when earned according to the terms of the contracts.  Non refundable engagement fees are recorded as income when received; commitment fees are recognized as income when the deal closes or the contract is in default by the client.  Unearned fees are deferred and carried as a liability.

Cash  and cash equivalents:

For purposes of the statement of cash flows, the Company considers cash in bank accounts, certificate of deposits and investment instruments purchased with maturities of three months or less as cash and cash equivalents.

Depreciation:

Fixed assets are stated at cost and depreciated under the straight-line method over their estimated useful  life (five to seven years).

Income taxes:

Current income tax expense is the amount of income taxes expected to be payable for the current year. A deferred income tax asset or liability is established for the expected future consequences of temporary differences in the financial reporting and tax bases of assets and liabilities. The Company considers future taxable income and ongoing, prudent and feasible tax planning strategies, in assessing the value of its deferred tax assets. If the Company determines that it is more likely than not that these assets will not be realized, the Company will reduce the value of these assets to their expected realizable value, thereby decreasing net income. Evaluating the value of these assets is necessarily based on the Company’s judgment. If the Company subsequently determined that the deferred tax assets, which had been written down, would be realized in the future, the value of the deferred tax assets would be increased, thereby increasing net income in the period when that determination was made.

OMEGA CAPITAL FUNDING, LLC

Notes to Financial Statements

Six Months Ended June 30, 2007 and 2006

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109," which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. FIN 48 presents a two-step process for evaluating a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, based on the technical merits of the position. The second step is to measure the benefit to be recorded from tax positions that meet the more-likely-than-not recognition threshold, by determining the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement, and recognizing that amount in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management believes the adoption of FIN 48 will not have a material impact on the Company’s results of operations, financial position or cash flow.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB No. 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB No. 108 requires that registrants quantify errors using both a balance sheet (iron curtain) approach and an income statement (rollover) approach then evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The Company has adopted the bulletin during 2006. The adoption did not have a material effect on results of operations, financial position, or cash flows.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140.” This Statement resolves issues addressed in Statement 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.” This Statement permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of

OMEGA CAPITAL FUNDING, LLC

Notes to Financial Statements

Six Months Ended June 30, 2007 and 2006

Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006. The Company currently does not engage in the activities described in SFAS 155. Consequently, management believes SFAS 155 will not have a material impact on the Company’s results of operations, financial position or cash flow.

In March 2006, the FASB issued SFAS 156, “Accounting for Servicing of Financial Assets- an amendment of FASB Statement No. 140.” This Statement requires an entity to recognize a servicing asset and liability each time it undertakes an obligation to service a financial asset. This statement is effective for fiscal years beginning after September 15, 2006. The Company currently does not engage in the activities described in SFAS 156. Consequently, management believes SFAS 156 will not have a material impact on the Company’s results of operations, financial position or cash flow.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 will have on its results of operations, financial position, or cash flows.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans,” which will require the Company to recognize the funded status of defined benefit plans in its statement of financial position. This statement will be effective as of the Company’s year ending August 31, 2007. The Company currently does not have pension benefit plans. Consequently, management believes SFAS 158 will not have a material impact on the Company’s results of operations, financial position or cash flow.

OMEGA CAPITAL FUNDING, LLC

Notes to Financial Statements

Six Months Ended June 30, 2007 and 2006

NOTE  2: FIXED ASSETS:

Fixed assets consisted of the following	2007	2006

Office furniture and fixtures	$75,600	$56,956
Office equipment	7,704	-0-
Office computers	16,762	13,825
	100,066	70,782
Less: accumulated depreciation	(22,787)	(5,566)
	$77,279	$65,215

NOTE 3: RELATED PARTIES

During the 6 months ended June 30, 2007 and 2006 the Company paid $300,641 and $147,054 to the Company’s management for compensation and other expenses, respectively.

NOTE 4: DEPOSITS AND OTHER ASSETS:

Other assets consisted of the following:	2007	2006

Deposit on lease	$17,904	$17,904
Deposit on furniture leased	1,182	1,182
Website design	5,000	5,000
Less amortization	(1,166)	(250)
	$22,920	$23,836

NOTE 5: INCOME TAXES

The Company was taxed as a “C” Corporation in 2005 and from January 1, 2006 to August 31, 2006, when it was converted to a Limited Liability Company (LLC).  For the period from September 1, 2006 to December 31, 2006, the Company was a multi member LLC, taxed as a partnership. There are no significant differences between financial statement income and tax income.

Provision for income taxes consist of the following:

Period ended	Total	Federal	State
December 31, 2005	$57,774	$48,350	$9,424
December 31, 2006	$(38,926)	(38,926)	-0-
Income taxes payable	$18,848	$9,424	$9,424

OMEGA CAPITAL FUNDING, LLC

Notes to Financial Statements

Six Months Ended June 30, 2007 and 2006

NOTE 6: DEFERRED REVENUES

Deferred revenues consist of commitment fees received on pending contracts that have not been earned yet.

NOTE 7: COMMITMENTS

 The Company leases its office space from an unrelated party under a five year lease which commenced on November of 2005 and expires on October of 2010.  The lease calls for monthly rent payments of $8,952 plus sales tax, and calls for annual increases and pass through of increases in operating expenses and taxes over the base year. In 2005, the Company subleased office space from an unrelated party on a month to month basis.  The Company also subleases office space from an unrelated party in Israel on as needed basis.

Future minimum lease payments under the lease contract for the next four years are:

                                       2007           $   118,986

                                       2008                122,543

                                       2009                126,241

                                       2010                107,813

PENDING LITIGATION

As of the date of these statements the Company was involved in the following litigation:

Unifund case # 07-9752-ca-02 $100,000

Th e Company is a defendant in a breach of contract civil suit filed by Unifund (“ Plaintiff ”), regarding the termination of a Final Agreement by the Plaintiff .., claiming that the Company did not perform in a timely manner. The Company states that it never received the necessary documents requested from Plaintiff as  required per the terms of the Final Agreement.  Plaintiff is seeking refund of fees totaling $105,000 in damages, comprised of the Engagement Fee and Lock up Payment ..  The current litigation was filed May 2007 and th e case is currently in the discovery stage .. Prior to litigation being filed , the Company offered a settlement of fifty thousand dollars but was tu r ned down by the Plaintiff. The final outcome of this litigation can not be ascertained as of this time.

Paxton case# 05-5261-ci-08 $250k

Th e Company is a defendant in a civil fraud case filed by Paxton (“Plaintiff”) regarding an agreement for a Purchase and Lease Buyback Program to acquire a parcel of land in Lithonia, GA. The Plaintiff,  a third party acting as the sponsor to the Buyer , d eposited

OMEGA CAPITAL FUNDING, LLC

Notes to Financial Statements

Six Months Ended June 30, 2007 and 2006

$250,000 into the Company’s account for the 1st Lease Payment under the agreement. Subsequently the Company cancelled the agreement and terminated the transaction after discovering that the Buyer had submitted a fraudulent appraisal and had made material misrepresentations.   The Plaintiff, who has a judgment against the Buyer they sponsored, is seeking a refund of th e lease payment from the Company. The case is in the discovery stage and its final outcome can not be ascertained as of this time.

NOTE 8: SUBSEQUENT EVENTS

Subsequent to these financial statements, the Company entered into an agreement with Belmont partners, LLC (Seller) to purchase a pink sheets public company, DOL Resources, Inc., traded under symbol “DLRI” or a public vehicle with similar characteristics for $200,000. The purchase is slated to be completed by end of third quarter 2007.